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                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  October 31, 1996



                             RALCORP HOLDINGS, INC.
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            Missouri            1-12766             43-1664297
         (State or other      (Commission         (I.R.S. Employer
         Jurisdiction of      File Number)       Identification No.)
         Incorporation)

             800 Market Street, Suite 2900
                St. Louis, MO                             63101
              (Address of principal                     (Zip Code)
               executive offices)


                                   (314) 877-7000
                (Registrant's telephone number, including area code)




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Item 5.     Other Events.

In a Press Release dated October 31, 1996, a copy of which is attached hereto as Exhibit 99.1 and the text of which is incorporated by reference herein, the Registrant announced earnings for its fourth quarter ended September 30, 1996.

Item 7.     Financial Statements and Exhibits.

Exhibit 99.1 Press Release dated October 31, 1996.






                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    RALCORP HOLDINGS, INC.
                                        (Registrant)


Date: October 31, 1996              By:  /s/ Joe R. Micheletto
                                        ---------------------------
                                        Joe R. Micheletto
                                        Chief Executive Officer
                                        and President